Report of Independent Registered
Public Accounting Firm

To the Shareholders
and Board of Trustees of
Federated High Yield Trust

In planning and
performing our
audit of the financial
statements of
Federated High Yield
Trust the Fund
as of and for the year
ended February 28 2007
in accordance
with the standards of
the Public Company
Accounting Oversight
Board United States
we considered its internal
control over
financial reporting
including control activities
for safeguarding
securities as a basis for
designing our auditing
procedures for
the purpose of expressing
our opinion on the financial
statements
and to comply with the
requirements of Form N-SAR
but not for the
purpose of expressing an
opinion on the effectiveness
of the Funds
internal control over
financial reporting
Accordingly we express
no such opinion

The management of the
Fund is responsible for
establishing and
maintaining effective
internal control over
financial reporting
In fulfilling this
responsibility estimates
and judgments by
management are required
to assess the expected
benefits and related
costs of controls A
companys internal
control over financial
reporting is a process
designed to provide
reasonable assurance
regarding the reliability
of financial reporting
and the preparation
of financial statements
for external purposes
in accordance with
generally accepted
accounting principles
Such internal control
includes policies and
procedures that provide
reasonable assurance
regarding prevention or
timely detection of
unauthorized acquisition
use or disposition of a
companys assets that could
have a material
effect on the financial
statements

Because of its inherent
limitations internal control
over financial
reporting may not prevent or
detect misstatements Also projections
of any evaluation of effectiveness
to future periods are subject to
the risk that controls may become
inadequate because of changes in
conditions or that the degree of
compliance with the polices or
procedures may deteriorate

A control deficiency exists when
the design or operation of a control
does not allow management or
employees in the normal course of
performing their assigned functions
to prevent or detect misstatements
on a timely basis  A significant
deficiency is a control deficiency
or combination of control deficiencies
that adversely affects the
companys ability to initiate
authorize record process or report
external financial data reliably in
accordance with generally accepted
accounting principles such that there
is more than a remote likelihood
that a misstatement of the companys
annual or interim financial statements
that is more than inconsequential
will not be prevented or detected
A material weakness is a significant
deficiency or combination of
significant deficiencies that results
in more than a remote likelihood
that a material misstatement of the
annual or interim financial statements
will be not prevented or detected

Our consideration of the Funds
internal control
over financial reporting was for
the limited purpose described in
the first paragraph and would not
necessarily disclose all deficiencies
in internal control that might be
significant deficiencies or material
weaknesses under standards established
by the Public Company Accounting
Oversight Board United States
However we noted no
deficiencies in the Funds internal
control over financial reporting
and its
operation including controls for
safeguarding securities that we
consider to be a material weakness
as defined above as of February 28 2007

This report is intended solely for
the information and use of
management and the Board of Trustees
of the Fund and the Securities
and Exchange Commission and is not
intended to be and should not be
used by anyone other than these
specified parties


							ERNST & YOUNG LLP

Boston Massachusetts
April 19 2007